SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION


           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934
                                 (Amendment No.)


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Filed by a Party other than the Registrant |_|

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|_|   Confidential, For Use of the Commission Only (As Permitted by Rule
      14a-6(e)(2))

|X|   Definitive Proxy Statement

|_|   Definitive Additional Materials

|_|   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              ADZONE RESEARCH, INC.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


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      (3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which
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
                              ADZONE RESEARCH, INC.
                         SPECIAL MEETING OF STOCKHOLDERS
                            ADJOURNED MEETING NOTICE:
                              Friday, March 8, 2007
                           REVISED RECORD DATE NOTICE:
                            Monday, January 29, 2007

Dear Stockholder:

We are writing to inform you that the Special Meeting of Stockholders of AdZone Research, Inc. (the "Company") scheduled for Tuesday, February 6, 2007 at 12:00 p.m. (Eastern), has been adjourned to Thursday, March 8, 2007 at 12:00 p.m (Eastern).

In addition, the record date for the Special Meeting of Stockholders has been changed to January 29, 2007. Only stockholders who own shares of our common stock at the close of business on January 29, 2007 are entitled to notice of and to vote at the special meeting.

DON'T HESITATE. PLEASE VOTE TODAY!

Your prompt response by voting via mail will help reduce proxy costs and will eliminate you receiving follow-up phone calls or mailings. Thank you in advance for your participation.